UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2004

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

99.1                           Press Release issued by Caesars Entertainment, Inc., dated May 7, 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition.

On May 7, 2004, the Registrant issued a press release reporting the impact of the Indiana Tax Court’s decision on its financial results for the quarter ended March 31, 2004.  A copy of the press release is furnished hereto as Exhibit 99.1

2

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                                                CAESARS ENTERTAINMENT, INC.

By:	/s/ Harry C. Hagerty, III
	Name:	Harry C. Hagerty, III
	Title:	Executive Vice President and
Chief Financial Officer
Dated: May 7, 2004